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                                                                    Exhibit 10.6

                       TELEDYNE TECHNOLOGIES INCORPORATED
               1999 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN
                            (As of November 12, 1999)

                                   ARTICLE I.
                                     GENERAL

         1.1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting, retaining and providing an incentive to Non-Employee Directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance. This purpose will be served by providing an opportunity for Non-Employee Directors to elect to receive Stock Options and/or Common Stock in lieu of Director's Retainer Fee Payments, the automatic payment of a portion of the Director's Retainer Fee Payment in the form of Common Stock to those Non-Employee Directors not electing to receive such portion in the form of Stock Options and/or Common Stock and granting each Non-Employee Director annually an option covering 2,000 shares of Common Stock.

         1.2. Adoption and Term. The Plan has been approved by the Board and shall become effective as of the Effective Date (as hereinafter defined). The Plan shall terminate without further action upon the earlier of (a) the tenth anniversary of the effective date, and (b) the first date upon which no shares of Common Stock remain available for issuance under the Plan.

         1.3. Definitions. As used herein the following terms have the following meanings:

                  (a) "Annual Options" means the Stock Options issuable under
                  Section 4.4(a) of the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

                  (d) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  (e) "Company" means Teledyne Technologies Incorporated, a Delaware corporation, and any successor thereto.

                  (f) "Compensation Year" means each calendar year or portion thereof during which the Plan is in effect.


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                  (g) "Director" means a member of the Board.

                  (h) "Director's Retainer Fee Payment" means the dollar value of that portion of the annual retainer fee payable by the Company to a Non-Employee Director for serving as a Director and for serving as the chair of the Board or any committee of the Board as of a particular Payment Date, as established by the Board and in effect from time to time.

                  (i) "Effective Date" means the effective date of the distribution by Allegheny Teledyne Incorporated to its stockholders of the Common Stock.

                  (j) "Employee" means any employee of the Company or an affiliate.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a section of the Exchange Act or rule promulgated thereunder shall include that section or rule and any comparable section(s) or rule(s) of any future legislation or rulemaking that amends, supplements or supersedes said section or rule.

                  (l) "Fair Market Value" means, as of any given date, the average of the high and low trading prices of the Common Stock on such date as reported on the New York Stock Exchange, or, if the Common Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Common Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

                  (m) "Non-Employee Director" means a Director who is not an Employee.

                  (n) "Non-Employee Director Notice" means a written notice delivered in accordance with Section 4.2.

                  (o) "Payment Date" means the first business day of January and July of each Compensation Year on which the Director's Retainer Fee Payment for serving as a Director is paid by the Company and the first business day of January of each Compensation Year on which the Director's Retainer Fee Payment for serving as the chair of the Board or any committee of the Board is paid by the Company.



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                  (p) "Plan" means this Teledyne Technologies Incorporated 1999
                  Non-Employee Director Stock Compensation Plan, as it may hereafter be amended from time to time.

                  (q) "Retainer Fee Options" means the Stock Options issuable under Section 4.3 of the Plan.

                  (r) "Stock Options" means options to purchase shares of Common Stock of the Company issuable hereunder.

         1.4. Shares Subject to the Plan. The shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock or treasury shares and, subject to adjustment as provided in Section 5.1 hereof, the aggregate amount of such stock which may be issued or subject to Stock Options issued hereunder shall not exceed 200,000 shares. If any Stock Option granted under the Plan shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the unpurchased shares subject thereto shall again be available for issuance under the Plan. Stock Options granted under the Plan will not be qualified as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II.
                                 ADMINISTRATION

         2.1. The Board. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall interpret the Plan, promulgate, amend, and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Notwithstanding the foregoing, the Board shall have or exercise no discretion with respect to the selection of persons eligible to participate hereunder, the determination of the number of shares of Common Stock or number of Stock Options issuable to any person or any other aspect of Plan administration with respect to which such discretion is not permitted in order for grants of shares of Common Stock and Stock Options to be exempt under Rule 16b-3 promulgated under the Exchange Act.




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                                  ARTICLE III.
                                  PARTICIPATION

         3.1. Participants. Each Non-Employee Director shall participate in the Plan on the terms and conditions hereinafter set forth.

                                   ARTICLE IV.
                           PAYMENT OF DIRECTOR'S FEES

         4.1. General. The Director's Retainer Fee Payment shall be paid to each Non-Employee Director, as of each Payment Date, as set forth in the Plan and subject to such other payment policies and procedures as the Board may establish from time to time. If, for the applicable Compensation Year, a Non-Employee Director has not made an election pursuant to Section 4.2 to receive Stock Options or Common Stock in lieu of at least twenty-five percent (25%) of the Director's Retainer Fee Payment, then seventy-five percent (75%) of such Director's Retainer Fee Payment shall be paid in cash and twenty-five percent (25%) of the Director's Retainer Fee Payment shall be paid in the form of Common Stock.

         4.2. Non-Employee Director Notice. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board of Directors prior to the commencement of a Compensation Year a Non-Employee Director Notice making an election to receive either twenty-five percent (25%), fifty percent (50%), seventy-five percent (75%) or one hundred (100%) of his or her Director's Retainer Fee Payment in the form of Stock Options and/or Common Stock with the balance to be paid in cash. If a Director does not timely file an election, he or she shall receive twenty-five percent (25%) of the Director's Retainer Fee Payment in Common Stock and seventy-five percent (75%) in cash. Notwithstanding the foregoing, elections to receive Common Stock or Stock Options may be made at any time during a Compensation Year so long as such elections are made irrevocably in advance of receiving the corresponding Common Stock or Stock Options and approved in accordance with Rule 16b-3 under the Exchange Act.

         4.3 Conversion of Retainer Fee Payment to Shares. Each Non-Employee Director who pursuant to Section 4.1 or 4.2 is to receive Common Stock as all or part of his or her Director's Retainer Fee Payment with respect to a Compensation Year and who is elected or reelected or is a continuing Non-Employee Director as of the date of commencement of such Compensation Year as of the applicable Payment Date, shall receive as of each Payment Date during such Compensation Year a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of the Director's Retainer Fee Payment to be paid in the form of Common Stock by (ii) the Fair Market Value of the Common Stock per share on such Payment Date. Cash shall be paid in lieu of any fractional shares.



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         4.4 Stock Options

         (a) Annual Option Grants. An Annual Option covering 2,000 shares of Common Stock shall be granted to each Non-Employee Director on the Effective Date, subject to approval by the stockholders of the Company. Thereafter, an Annual Option covering 2,000 shares of Common Stock will be granted to each Non-Employee Director automatically at the conclusion of each Company Annual Meeting. If, after the Effective Date, a director first becomes a Non-Employee Director on a date other than an Annual Meeting date, an Annual Option covering 2,000 shares of Common Stock will be granted to such director on his or her first date of Board service. The purchase price of the Common Stock covered by each Annual Option will be the Fair Market Value of a share of Common Stock as of the date of grant of the Annual Option.

         (b) Retainer Fees Options. Retainer Fee Options will be granted on the Payment Dates of each Compensation Year. The number of shares of Common Stock to be subject to a Retainer Fee Option shall be equal to the nearest number of whole shares determined by multiplying the Fair Market Value of a share of Company Common Stock on the date of grant by 0.3333 and dividing the result into the applicable portion of the Director's Retainer Fee Payment elected to be received as Stock Options by the Non-Employee Director for the Compensation Year. The purchase price of each share covered by each Retainer Fee Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Retainer Fee Option multiplied by 0.6666.

         (c) Duration and Exercise of Stock Options. Subject to Section 4.4(f) below, Annual Options and Retainer Fee Options become exercisable on the first anniversary of the date on which they were granted. Stock Options shall terminate upon the expiration of ten years from the date of grant. No Stock Option may be exercised for a fraction of a share and no partial exercise of any Stock Option may be for less than one hundred (100) shares.

         (d) Purchase Price. The purchase price for the shares shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of Stock Option holder, or (iii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Stock Option price (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common Stock used to satisfy the exercise price of a Stock Option shall be valued at their Fair Market Value on the date of exercise.

         (e) Transferability. Stock Options granted hereunder shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable during a Stock Option holder's lifetime only by the Stock Option holder or by his or her guardian or legal representative, except to the extent transfer is permitted by Rule 16b-3 promulgated under the Exchange Act and approved by the Board or its designee. Subject



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to the foregoing, Stock Options shall not be assigned, pledged or otherwise encumbered by the holder thereof, either voluntarily or by operation of law.

         (f) Termination of Directorship. If a director ceases to be a director of the Company for any reason other than death or removal by the Board of Directors or the stockholders, the director's Stock Options shall continue to vest as provided in Section 4.4 (c) above and the right of the Optionee to exercise such Stock Options shall continue until the options expire in accordance with Section 4.4(c). In no event may a Stock Option be exercised after the expiration of the period specified in Section 4.4(c). In the event of death of a director or former director who holds an outstanding Stock Option, all unvested Stock Options shall automatically become fully vested as of the date of death and the right of his or her estate or beneficiary to exercise the Stock Options shall terminate upon the expiration of twelve months from the date of death, but in no event may a Stock Option be exercised after the expiration of the Option Period. In the event of removal of a director from the Board of Directors, all rights of such director in a Stock Option that the director was entitled to exercise on the date of removal shall terminate on the 30th day (or, if such day is not a business day, on the next business day) after the date of removal, but in no event may such Stock Options be exercised after the expiration of the Option Period.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1. Adjustments Upon Changes in Common Stock. The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to, and the exercise price of, outstanding Stock Options, shall be appropriately adjusted to prevent dilution or enlargement of rights by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the shares issuable under the Plan.

         5.2. Amendment and Termination. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the affirmative approval of the shareholders of the Company, make any amendment which requires shareholder approval under any applicable law or regulation of a national stock exchange on which the Common Stock is traded. The Board shall have the right and the power to terminate the Plan at any time. No amendment or termination of the Plan may, without the consent of the Non-Employee Director, adversely affect the right of such Non-Employee Director with respect to any Stock Options then outstanding.

         5.3. Requirements of Law. The issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

         5.4. No Guarantee of Membership. Nothing in the Plan shall confer upon a



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Non-Employee Director any right to continue to serve as a Director.

         5.5 Construction. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.

         5.6 Governing Law. This Plan shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of law, as to all matters, including matters of validity, construction, effect, performance and remedies.





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